UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2024

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400
Tulsa, OK 74119
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2024, Mark W. Smith informed Helmerich & Payne, Inc. (the “Company”) that he will retire from his position as Senior Vice President and Chief Financial Officer of the Company effective August 15, 2024 or such earlier date as agreed to with the Company (the “Transition Date”). Mr. Smith’s decision to retire is not the result of any disagreement with the Company on any matter regarding the Company’s operations, policies or practices. The Company has commenced a search process to identify Mr. Smith’s successor.

On February 22, 2024, the Company and Mr. Smith entered into a Transition Services and Retirement Agreement (the “Transition Agreement”), which provides that Mr. Smith will continue to serve as a non-executive Senior Advisor to the Company from the Transition Date through December 31, 2024. Under the Transition Agreement, Mr. Smith will continue to receive his current annual base salary and continue to vest in his outstanding Company equity awards in accordance with the terms thereof. Mr. Smith will also remain eligible to earn an annual bonus under the Company’s Annual Short-Term Incentive Bonus Plan based on actual fiscal year 2024 performance results (to be paid at the same time as fiscal year 2024 bonuses are paid to other participants); however, he will not be eligible for an annual bonus in respect of fiscal 2025 performance and is not expected to receive any additional grants of equity compensation. The Transition Agreement also includes a general release of claims for the benefit of the Company as well as certain non-competition and non-solicitation covenants.

ITEM 7.01    REGULATION FD DISCLOSURE

A copy of the news release announcing the events described above is attached as Exhibit 99.1. This information is being furnished pursuant to Item 5.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	DESCRIPTION
99.1	News Release of Helmerich & Payne, Inc. dated February 22, 2024.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary Date: February 22, 2024